SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2002
Date of Report (Date of earliest event reported)

WESTPOINT STEVENS INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-21496	36-3498354
(Commission File Number)	(I.R.S. Employer Identification No.)

507 WEST TENTH STREET, WEST POINT, GEORGIA 31833
(Address of principal executive offices) (Zip Code)

(706) 645-4000
(Registrants’ telephone number, including area code)

SIGNATURE
Exhibit Index
STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICE
STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICE
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
CERTIFICATION OF CHIEF FINANCIAL OFFICER

Item 7.  Financial Statements, ProForma Financial Information and Exhibits.

(c)	Exhibits

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 14, 2002

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 14, 2002

99.3	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated August 14, 2002

99.4	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated August 14, 2002

Item 9.  Regulation FD Disclosure.

     On August 14, 2002, each of the Principal Executive Officer, Holcombe T. Green, Jr., and Principal Financial Officer, Lester D. Sears, of WestPoint Stevens Inc. (the “Company”) submitted to the Securities and Exchange Commission (the “SEC”) sworn statements pursuant to section 21(a)(1) of Securities Exchange Act of 1934 (SEC Order No. 4-460).

     A copy of each of these statements is attached as an exhibit (99.1 and 99.2) hereto.

     On August 14, 2002, each of the Chief Executive Officer, Holcombe T. Green, Jr., and Chief Financial Officer, Lester D. Sears, of the Company submitted to the SEC certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 which certifications accompanied the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

     A copy of each of these certifications is attached as an exhibit (99.3 and 99.4) hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTPOINT STEVENS INC. (Registrant)

By:	/s/ Christopher N. Zodrow Christopher N. Zodrow Vice President and Secretary

Date: August 14, 2002

Exhibit Index

Exhibit (99.1):	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 14, 2002

Exhibit (99.2):	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 14, 2002

Exhibit (99.3):	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated August 14, 2002

Exhibit (99.4):	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated August 14, 2002